UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2017 (January 26, 2017)
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MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On January 26, 2017, Mead Johnson Nutrition Company (the “Company”) announced its financial results for the fourth quarter and full year 2016. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. As indicated in the press release, the Company will host a conference call at 8:30 a.m. U.S. Central Time, during which Company executives will review the financial results. The call will be broadcast over the Internet and can be accessed in the manner set forth in the press release.

Item 9.01: Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release of Mead Johnson Nutrition Company, dated January 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: January 26, 2017	By:	/s/ James E. Shiah
James E. Shiah
Senior Vice President, Finance and Controller